Exhibit 99.1

2941 Fairview Park Drive
Suite 100
Falls Church, VA 22042-4513 www.generaldynamics.com	News
October 22, 2014
Contact: Lucy Ryan
Tel: 703 876 3631
lryan@generaldynamics.com
General Dynamics Reports Third-Quarter 2014 Results

• Diluted EPS increases 11.4 percent over third-quarter 2013
• Operating margins expand to 12.9 percent
• Net cash provided by operating activities more than $2.5 billion

FALLS CHURCH, Va. – General Dynamics (NYSE: GD) today reported third-quarter 2014 net earnings from continuing operations of $694 million, or $2.05 per share on a diluted basis, on revenues of $7.75 billion. This compares to 2013 third-quarter net earnings from continuing operations of $652 million, or $1.84 per diluted share, on revenues of $7.74 billion. Third-quarter 2014 operating earnings rose $38 million to $999 million, a 4 percent increase over the year-ago quarter.

Margins
Company-wide operating margins for the third quarter of 2014 were 12.9 percent, 50 basis points higher than third-quarter 2013 margins.

Cash
Net cash provided by operating activities in third-quarter 2014 was $2.5 billion. Free cash flow from operations, defined as net cash provided by operating activities less capital expenditures, was $2.3 billion in the quarter.

Backlog
Total backlog at the end of third-quarter 2014 was $74.4 billion, up 56 percent from the third quarter of 2013. The estimated potential contract value, representing management’s estimate of value in unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options, was $26.7 billion. Total potential contract value, the sum of all backlog components, was $101.1 billion at the end of the quarter.

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The Aerospace group experienced continued demand in the quarter with order activity across its product portfolio. Significant awards received in the quarter from the company’s defense groups include a $5.9 billion contract to deliver SCOUT Specialist Vehicles to the British Army, $175 million from the U.S. Navy to provide planning and support services for nuclear submarines, $165 million for the U.S. Army’s Common Hardware Systems-4 program, and $140 million for maintenance and overhaul services for the Navy’s USS Pearl Harbor.

“General Dynamics had a very strong quarter, evident in our operating earnings, operating margins at 12.9 percent and solid cash performance,” said Phebe N. Novakovic, chairman and chief executive officer. “With a continued focus on operating performance and the company’s significant increase in backlog throughout 2014, we are well-positioned for the opportunities ahead.”

General Dynamics, headquartered in Falls Church, Virginia, employs approximately 93,500 people worldwide. The company is a market leader in business aviation; combat vehicles, weapons systems and munitions; shipbuilding; and communication and information technology systems. More information about the company is available at www.generaldynamics.com.

Certain statements made in this press release, including any statements as to future results of operations and financial projections, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are based on management’s expectations, estimates, projections and assumptions. These statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. Therefore, actual future results and trends may differ materially from what is forecast in forward-looking statements due to a variety of factors. Additional information regarding these factors is contained in the company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

All forward-looking statements speak only as of the date they were made. The company does not undertake any obligation to update or publicly release any revisions to any forward-looking statements to reflect events, circumstances or changes in expectations after the date of this press release.

WEBCAST INFORMATION: General Dynamics will webcast its third-quarter securities analyst conference call at 9 a.m. EDT on Wednesday, October 22, 2014. The webcast will be a listen-only audio event, available at www.generaldynamics.com. An on-demand replay of the webcast will be available by 12 p.m. on October 22 and will continue for 12 months. To hear a recording of the conference call by telephone, please call 888-286-8010 (international: 617-801-6888); passcode 59222775. The phone replay will be available from 1 p.m. October 22 through October 30, 2014.

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EXHIBIT A
CONSOLIDATED STATEMENTS OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Third Quarter		Variance
	2013	2014	$	%
Revenues	$7,735	$7,751	$16	0.2%
Operating costs and expenses	6,774	6,752	22
Operating earnings	961	999	38	4.0%
Interest, net	(22)	(21)	1
Other, net	4	1	(3)
Earnings before income tax	943	979	$36	3.8%
Provision for income tax, net	291	285	6
Earnings from continuing operations	$652	$694	$42	6.4%
Discontinued operations, net of tax	(1)	2	3
Net earnings	$651	$696	45	6.9%
Earnings per share—basic
Continuing operations	$1.86	$2.09	$0.23	12.4%
Discontinued operations	$—	$0.01	$0.01
Earnings per share—basic	$1.86	$2.10	$0.24	12.9%
Basic weighted average shares outstanding	349.3	331.8
Earnings per share—diluted
Continuing operations	$1.84	$2.05	$0.21	11.4%
Discontinued operations	$—	$0.01	$0.01
Earnings per share—diluted	$1.84	$2.06	$0.22	12.0%
Diluted weighted average shares outstanding	352.9	338.2
Note: Prior period information has been restated to reflect our axle business in discontinued operations.

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EXHIBIT B
CONSOLIDATED STATEMENTS OF EARNINGS - (UNAUDITED)
DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS

	Nine Months		Variance
	2013	2014	$	%
Revenues	$22,883	$22,490	$(393)	(1.7)%
Operating costs and expenses	20,118	19,668	450
Operating earnings	2,765	2,822	57	2.1%
Interest, net	(63)	(67)	(4)
Other, net	4	2	(2)
Earnings before income tax	2,706	2,757	51	1.9%
Provision for income tax, net	844	821	23
Earnings from continuing operations	$1,862	$1,936	$74	4.0%
Discontinued operations, net of tax	—	(104)	(104)
Net earnings	$1,862	$1,832	$(30)	(1.6)%
Earnings per share—basic
Continuing operations	$5.31	$5.75	$0.44	8.3%
Discontinued operations	$—	$(0.31)	$(0.31)
Net earnings	$5.31	$5.44	$0.13	2.4%
Basic weighted average shares outstanding	350.8	336.9
Earnings per share—diluted
Continuing operations	$5.27	$5.64	$0.37	7.0%
Discontinued operations	$—	$(0.30)	$(0.30)
Net earnings	$5.27	$5.34	$0.07	1.3%
Diluted weighted average shares outstanding	353.1	343.1
Note: Prior period information has been restated to reflect our axle business in discontinued operations.

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EXHIBIT C
REVENUES AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Third Quarter		Variance
	2013	2014	$	%
Revenues:
Aerospace	$2,152	$2,289	$137	6.4%
Combat Systems	1,306	1,395	89	6.8%
Marine Systems	1,697	1,820	123	7.2%
Information Systems and Technology	2,580	2,247	(333)	(12.9)%
Total	$7,735	$7,751	$16	0.2%
Operating earnings:
Aerospace	$369	$411	$42	11.4%
Combat Systems	228	232	4	1.8%
Marine Systems	170	170	—	—%
Information Systems and Technology	216	202	(14)	(6.5)%
Corporate	(22)	(16)	6	27.3%
Total	$961	$999	$38	4.0%
Operating margins:
Aerospace	17.1%	18.0%
Combat Systems	17.5%	16.6%
Marine Systems	10.0%	9.3%
Information Systems and Technology	8.4%	9.0%
Total	12.4%	12.9%
Note: Prior period information has been restated to reflect our axle business in discontinued operations.

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EXHIBIT D
REVENUES AND OPERATING EARNINGS BY SEGMENT - (UNAUDITED)
DOLLARS IN MILLIONS

	Nine Months		Variance
	2013	2014	$	%
Revenues:
Aerospace	$5,983	$6,409	$426	7.1%
Combat Systems	4,241	4,118	(123)	(2.9)%
Marine Systems	5,082	5,272	190	3.7%
Information Systems and Technology	7,577	6,691	(886)	(11.7)%
Total	$22,883	$22,490	$(393)	(1.7)%
Operating earnings:
Aerospace	$1,068	$1,199	$131	12.3%
Combat Systems	658	591	(67)	(10.2)%
Marine Systems	507	510	3	0.6%
Information Systems and Technology	599	573	(26)	(4.3)%
Corporate	(67)	(51)	16	23.9%
Total	$2,765	$2,822	$57	2.1%
Operating margins:
Aerospace	17.9%	18.7%
Combat Systems	15.5%	14.4%
Marine Systems	10.0%	9.7%
Information Systems and Technology	7.9%	8.6%
Total	12.1%	12.5%
Note: Prior period information has been restated to reflect our axle business in discontinued operations.

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EXHIBIT E
CONSOLIDATED BALANCE SHEETS - (UNAUDITED)
DOLLARS IN MILLIONS

	December 31, 2013	September 28, 2014
ASSETS
Current assets:
Cash and equivalents	$5,301	$5,105
Accounts receivable	4,370	4,181
Contracts in process	4,780	4,436
Inventories	2,890	3,139
Other current assets	821	1,308
Total current assets	18,162	18,169
Noncurrent assets:
Property, plant and equipment, net	3,359	3,322
Intangible assets, net	1,044	929
Goodwill	11,932	11,756
Other assets	997	1,135
Total noncurrent assets	17,332	17,142
Total assets	$35,494	$35,311
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Short-term debt and current portion of long-term debt	$1	$501
Accounts payable	2,216	2,390
Customer advances and deposits	6,584	7,990
Other current liabilities	3,458	3,789
Total current liabilities	12,259	14,670
Noncurrent liabilities:
Long-term debt	3,908	3,410
Other liabilities	4,826	4,221
Total noncurrent liabilities	8,734	7,631
Shareholders' equity:
Common stock	482	482
Surplus	2,226	2,467
Retained earnings	19,428	20,631
Treasury stock	(6,450)	(9,233)
Accumulated other comprehensive loss	(1,185)	(1,337)
Total shareholders' equity	14,501	13,010
Total liabilities and shareholders' equity	$35,494	$35,311
Note: Prior period information has been restated to reflect our axle business in discontinued operations.

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EXHIBIT F
CONSOLIDATED STATEMENTS OF CASH FLOWS - (UNAUDITED)
DOLLARS IN MILLIONS

	Nine Months Ended
	September 29, 2013	September 28, 2014
Cash flows from operating activities—continuing operations:
Net earnings	$1,862	$1,832
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation of property, plant and equipment	280	285
Amortization of intangible assets	112	91
Stock-based compensation expense	90	94
Excess tax benefit from stock-based compensation	(19)	(66)
Deferred income tax provision	51	94
Discontinued operations, net of tax	—	104
(Increase) decrease in assets, net of effects of business acquisitions:
Accounts receivable	(181)	189
Contracts in process	(119)	380
Inventories	(212)	(259)
Increase (decrease) in liabilities, net of effects of business acquisitions:
Accounts payable	(1)	174
Customer advances and deposits	16	1,231
Income taxes payable	80	148
Other current and noncurrent liabilities	(183)	(238)
Other, net	(223)	(261)
Net cash provided by operating activities	1,553	3,798
Cash flows from investing activities—continuing operations:
Purchases of held-to-maturity securities	—	(500)
Capital expenditures	(267)	(337)
Other, net	55	11
Net cash used by investing activities	(212)	(826)
Cash flows from financing activities—continuing operations:
Purchases of common stock	(696)	(3,117)
Dividends paid	(394)	(618)
Proceeds from option exercises	484	475
Other	46	66
Net cash used by financing activities	(560)	(3,194)
Net cash (used) provided by discontinued operations	(12)	26
Net increase (decrease) in cash and equivalents	769	(196)
Cash and equivalents at beginning of period	3,296	5,301
Cash and equivalents at end of period	$4,065	$5,105
Note: Prior period information has been restated to reflect our axle business in discontinued operations.

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EXHIBIT G
PRELIMINARY FINANCIAL INFORMATION - (UNAUDITED)
DOLLARS IN MILLIONS EXCEPT PER SHARE AND EMPLOYEE AMOUNTS

	Third Quarter 2013		Third Quarter 2014
Other Financial Information(a):
Debt-to-equity (b)	31.2%		30.1%
Debt-to-capital (c)	23.8%		23.1%
Book value per share (d)	$35.79		$39.26
Total taxes paid	$245		$292
Company-sponsored research and development (e)	$74		$73
Employment	95,700		93,500
Sales per employee (f)	$339,300		$328,300
Shares outstanding	352,198,231		331,389,741
Non-GAAP Financial Measures(a):
	2013		2014
	Quarter	Year-to-date	Quarter	Year-to-date
Free cash flow from operations:
Net cash provided by operating activities	$466	$1,553	$2,504	$3,798
Capital expenditures	(102)	(267)	(175)	(337)
Free cash flow from operations (g)	$364	$1,286	$2,329	$3,461

(a)	Prior period information has been restated to reflect our axle business in discontinued operations.

(b)	Debt-to-equity ratio is calculated as total debt divided by total equity as of the end of the period.

(c)	Debt-to-capital ratio is calculated as total debt divided by the sum of total debt plus total equity as of the end of the period.

(d)	Book value per share is calculated as total equity divided by total outstanding shares as of the end of the period.

(e)	Includes independent research and development and Gulfstream product-development costs.

(f)	Sales per employee is calculated by dividing revenues for the latest 12-month period by our average number of employees during that period.

(g)
We believe free cash flow from operations is a measurement that is useful to investors because it portrays our ability to generate cash from our core businesses for such purposes as repaying maturing debt, funding business acquisitions and paying dividends. We use free cash flow from operations to assess the quality of our earnings and as a performance measure in evaluating management. The most directly comparable GAAP measure to free cash flow from operations is net cash provided by operating activities.

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EXHIBIT H
BACKLOG - (UNAUDITED)
DOLLARS IN MILLIONS

	Funded	Unfunded	Total Backlog	Estimated Potential Contract Value*	Total Potential Contract Value
Third Quarter 2014
Aerospace	$11,924	$143	$12,067	$1,857	$13,924
Combat Systems	20,879	732	21,611	5,760	27,371
Marine Systems	14,308	17,574	31,882	2,524	34,406
Information Systems and Technology	7,421	1,452	8,873	16,520	25,393
Total	$54,532	$19,901	$74,433	$26,661	$101,094
Second Quarter 2014
Aerospace	$12,556	$172	$12,728	$1,920	$14,648
Combat Systems	15,363	852	16,215	8,074	24,289
Marine Systems	15,458	17,747	33,205	1,938	35,143
Information Systems and Technology	7,343	1,602	8,945	16,477	25,422
Total	$50,720	$20,373	$71,093	$28,409	$99,502
Third Quarter 2013
Aerospace	$13,653	$170	$13,823	$—	$13,823
Combat Systems	6,032	954	6,986	3,622	10,608
Marine Systems	12,228	5,337	17,565	3,389	20,954
Information Systems and Technology	7,950	1,485	9,435	20,433	29,868
Total	$39,863	$7,946	$47,809	$27,444	$75,253

*
The estimated potential contract value represents management's estimate of our future contract value under unfunded indefinite delivery, indefinite quantity (IDIQ) contracts and unexercised options associated with existing firm contracts, including options to purchase new aircraft and long-term agreements with fleet customers, as applicable. Because the value in the unfunded IDIQ arrangements is subject to the customer's future exercise of an indeterminate quantity of orders, we recognize these contracts in backlog only when they are funded. Unexercised options are recognized in backlog when the customer exercises the option and establishes a firm order.

Note: Prior period information has been restated to reflect our axle business in discontinued operations.

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EXHIBIT H-1
BACKLOG AND ESTIMATED CONTRACT VALUE - (UNAUDITED)
DOLLARS IN MILLIONS

$125,000
$100,000
$75,000
$50,000
$25,000
$0
4Q10
4Q11
4Q12
4Q13
1Q14
2Q14
3Q14
Funded Backlog
Unfunded Backlog
Estimated Potential Contract Value

Note: Prior period information has been restated to reflect our axle business in discontinued operations.

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EXHIBIT I
THIRD QUARTER 2014 SIGNIFICANT ORDERS (UNAUDITED)
DOLLARS IN MILLIONS
We received the following significant orders during the third quarter of 2014:
Combat Systems

•	$5.9 billion from the U.K. Ministry of Defence to deliver SCOUT Specialist Vehicle (SV) platforms to the British Army between 2017 and 2024.

•	$75 from the U.S. Army for Hydra-70 rockets.

•	$60 from the U.S. Marine Corps for egress upgrade kits for the Cougar vehicle in support of the Mine Resistant, Ambush Protected (MRAP) program.

•	$60 from the Peruvian Ministry of Defence for light armored vehicles.
Marine Systems

•	$175 from the U.S. Navy to provide planning yard work, engineering and technical support for nuclear submarines.

•	$140 from the Navy for maintenance and overhaul services on the USS Pearl Harbor.

•	$60 from the Navy for Advanced Nuclear Plant Studies in support of development for the next-generation ballistic-missile submarine.
Information Systems and Technology

•	$165 from the U.S. Army for ruggedized computing equipment under the Common Hardware Systems-4 (CHS-4) program.

•	$80 from the Army under the Warfighter Field Operations Customer Support (FOCUS) program to provide support for live and virtual operations.

•	$50 from the Army to provide logistics services to support information technology transport management.

•	$50 from the U.S. Department of State to provide supply chain management services.

•
An indefinite delivery, indefinite quantity (IDIQ) contract from the Navy for its next generation tactical afloat network designed to streamline and update shipboard networks. The program has a maximum potential value of $2.5 billion over eight years among five awardees.

•
An IDIQ contract from the Commonwealth of Massachusetts to develop, implement and operate the Massachusetts Next Generation (NG9-1-1) emergency communications system. The program has a maximum potential value of $140 over five years.

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EXHIBIT J
AEROSPACE SUPPLEMENTAL DATA - (UNAUDITED)

	Third Quarter		Nine Months
	2013	2014	2013	2014
Gulfstream Green Deliveries (units):
Large-cabin aircraft	28	32	83	87
Mid-cabin aircraft	6	6	16	19
Total	34	38	99	106
Gulfstream Outfitted Deliveries (units):
Large-cabin aircraft	32	25	87	84
Mid-cabin aircraft	6	6	16	24
Total	38	31	103	108
Pre-owned Deliveries (units):	4	3	9	3

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